Waddell & Reed
                    Advisors Global
                    Bond Fund, Inc.

                    ANNUAL
                    REPORT
                    ---------------------------------------
                    For the fiscal year ended September 30, 2000

CONTENTS

         3     Manager's Letter

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        19     Statement of Assets and Liabilities

        20     Statement of Operations

        21     Statement of Changes in Net Assets

        22     Financial Highlights

        26     Notes to Financial statements

        32     Independent Auditors' Report

        33     Income Tax Information

        34     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Global Bond Fund, Inc.. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Global Bond Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 2000



Dear Shareholder,

This report relates to the operation of the Waddell & Reed Advisors Global Bond Fund, Inc. (formerly United High Income Fund II, Inc.) for the fiscal year ended September 30, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during the period.

As of September 18, 2000, the Fund began moving in a new direction. Future strategies and investments will no longer reflect the past. The Fund will still emphasize high income, but will attempt to achieve its objective through the use of higher-grade corporate bonds. We will attempt to achieve this through investments in companies that operate on a global scale or operate outside of the United States, encompassing both U.S. global companies and foreign issuers. It is the strategy of the Fund to invest primarily in U.S. dollar-denominated issues. We feel that this change in strategy, which necessitated a change in fund management, will allow us to tap into value created as more foreign issuers borrow in the U.S. market and borrow in U.S. dollars in the global market.

Currently, we feel that financial markets are in the process of sorting out a variety of themes. The primary concerns appear to be the direction of economic growth, energy prices and the U.S. presidential election -- and what impact these will have on inflation, interest rates, and certain sectors of the stock market. Also of concern are the U.S. current account deficit, the U.S. dollar and the value of the euro.

The upside potential is that this non-inflationary growth could continue, aided by continued strong capital investment in technology. Capital investment in technology often drives even greater improvements in productivity, which could power the financial markets upward.

The downside risk is a cyclical decline in productivity as the economy slows in response to tighter monetary policy and higher energy prices. This could lead to higher costs of capital, a loss of foreign investment in U.S. markets, and thus a decline of the dollar. The response would likely have to be tighter fiscal and monetary policies.

Globally, we believe that Western Europe must show stronger growth for the euro to recover. We feel that government intervention schemes, such as the one in late September, are doomed to failure if the fundamentals of the economy don't support it. One big question mark is how quickly European capital flows into the U.S. might reverse if the Europeans believe U.S. growth will continue to slow. Since 1996, foreigners have purchased over $500 billion worth of U.S. corporate debt. In 1999, they bought approximately 35 percent of all U.S. corporate issues.

In our opinion, Latin American, Asian and East European countries must continue to spread democracy through a greater transparency in the political process (as Mexico did in its last election), a stronger rule of law, and constitutional changes that revamp decades-old and out-of-date pension schemes and government fiscal and monetary responsibilities. During the coming year, we will continue to monitor activities in these regions. For the time being, we anticipate that our focus in emerging markets will be on Latin America.

During the last 12 months, the performance of the Fund largely reflected its orientation as a domestic high yield fund. In contrast to the relatively weak performance of domestic high yield funds, global bond fund indices have performed markedly better. Therefore, for the year, the Fund declined 5.56 percent, while the new benchmark indices for the Fund did much better: the Lipper Global Income Funds Universe Average (which reflects the universe offunds with similar investment objectives and strategies) returned 0.34 percent for the year and the Lehman Brothers U.S. Dollar-Denominated Universal Index (which reflects the performance of securities that generally represent the global bond market) returned 7.28 percent for the same period. The Lehman Brothers index replaces the Salomon Brothers High Yield Composite Index in this year's report. Due to the changes in the Fund described above, we believe that this new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes. The Lipper category assigned to the Fund by Lipper, Inc. has also changed from last year's report.

Going forward, the continued uncertainty in the markets leads us to be cautious, but opportunistic. We currently exhibit caution by investing in short-term (one- to five-year) bonds while we await an opportunity to extend maturity. In our opinion, the volatility in global bond markets today presents many opportunities to obtain higher yields on those short instruments. We remain committed at this time to being nearly completely invested in U.S. dollar-denominated bonds. It is our belief that the euro has not yet stabilized and therefore investment in euro-denominated bonds isn't warranted.

As always, we remain committed to solid credit research. We intend to emphasize investments in companies with current positive cash flows rather than companies with the promise of positive cash flows at some point in the future. In closing, we would like to thank you for your commitment and support to the Waddell & Reed Advisors Global Bond Fund.

Sincerely,



Dan Vrabac, Manager
Waddell & Reed Advisors Global Bond Fund, Inc.

Comparison of Change in Value of $10,000 Investment

====      Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares --
$24,233*
- - -     Lehman Brothers U.S. Dollar-Denominated Universal Index -- $21,942
----      Salomon Brothers High Yield Composite Index -- $31,895
+ + +     Lipper Global Income Funds Universe Average -- $18,763

                                 Lehman
                      Waddell  Brothers
                      & Reed       U.S.      Salomon   Lipper
                      Advisors  Dollar-     Brothers   Global
                      GlobalDenominated   High Yield   Income Funds
                      Bond    Universal    Composite   Universe
                      Fund, Inc.  Index        Index   Average
                      ------------------   ---------   ----------
09-30-90             $ 9,425                 $10,000   $10,000   $10,000
09-30-91              11,655     11,630       13,637    11,205
09-30-92              13,905     13,106       16,819    12,437
09-30-93              15,723     14,455       19,427    13,797
09-30-94              16,087     14,042       19,704    13,522
09-30-95              17,896     15,971       23,049    15,088
09-30-96              20,027     16,886       25,568    16,731
09-30-97              23,272     18,621       29,703    17,992
09-30-98              23,556     20,333       30,577    18,579
09-30-99              24,183     20,452       31,568    18,699
09-30-00              24,233     21,942       31,895    18,763
*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   9-30-00          -5.56%     ---       ---       0.53%
5 Years Ended
   9-30-00          5.00%      ---       ---       ---
10 Years Ended
   9-30-00          9.25%      ---       ---       ---
Since inception of
   Class++ through
   9-30-00          ---        -5.46%    -1.87%    5.56%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-6-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares
  (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
Waddell & Reed Advisors Global Bond Fund, Inc.

PORTFOLIO STRATEGY:
Invests, primarily, in         GOALS:   To seek, as a primary
intermediate-term bonds                 goal, a high level of
(range of one to ten year               current income, with a
maturity)                               secondary goal of capital growth
May invest up to 35% of
assets in non-investment    STRATEGY:   Invests primarily in U.S.
grade junk bonds                        dollar-denominated
                                        investment grade debt
Maximum 20% Common Stock                securities of foreign and U.S. issuers.
                                        Invests primarily in issuers in
                                        countries that are members of the
                                        Organization of Economic Co-Operation
                                        and Development (OECD).

                             FOUNDED:   1986

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 2000
---------------------------------------
DIVIDENDS PAID                 $0.33
                               =====
NET ASSET VALUE ON
   9-30-00                     $3.56
   9-30-99                      3.88
                              ------
CHANGE PER SHARE              $(0.32)
                              ======

Past performance is not necessarily indicative of future results.

AVERAGE ANNUAL TOTAL RETURN (1)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(2) Sales Load(3)  CDSC(4)        CDSC(5)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 9-30-00     -5.56%       0.21%            ---           ---
 5-year period
  ended 9-30-00     5.00%        6.25%            ---           ---
10-year period
  ended 9-30-00     9.25%        9.90%            ---           ---
Cumulative return
  since inception
  of Class (6)       ---          ---           -5.46%        -0.87%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(3)Performance data does not take into account the sales load deducted on an initial purchase.
(4)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(5)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(6)10-6-99 for Class B shares (the date on which shares were first acquired by shareholders).

AVERAGE ANNUAL TOTAL RETURN(1)
                         Class C               Class Y(2)
                  -----------------------      ----------
                      With      Without
Period               CDSC(3)     CDSC(4)
------            ----------   ----------
 1-year period
  ended 9-30-00      ---          ---            0.53%
 5-year period
  ended 9-30-00      ---          ---             ---
10-year period
  ended 9-30-00      ---          ---             ---
Cumulative return
  since inception
  of Class(5)       -1.87%      -0.95%            ---
Since inception
  of Class(5)        ---          ---            5.56%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(3)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(4)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(5)10-6-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

PORTFOLIO HIGHLIGHTS

On September 30, 2000, Waddell & Reed Advisors Global Bond Fund, Inc. had net assets totaling $301,746,820 invested in a diversified portfolio of:

   52.69% Cash and Cash Equivalents
   40.14% Corporate Debt Securities
    4.53% Common and Preferred Stocks and Warrants
    2.64% Other Government Securities

As a shareholder of Waddell & Reed Advisors Global Bond Fund, Inc., for every $100 you had invested on September 30, 2000, your Fund owned:

  $52.69  Cash and Cash Equivalents
   21.50  Transportation, Communication, Electric
            and Sanitary Services Bonds
   12.42  Manufacturing Bonds
    4.53  Common and Preferred Stocks and Warrants
    3.61  Miscellaneous Bonds
    2.64  Other Government Securities
    2.61  Services Bonds

THE INVESTMENTS OF
WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
SEPTEMBER 30, 2000

                                              Shares        Value

COMMON AND PREFERRED STOCKS
 AND WARRANTS
Business Services - 0.00%
 Cybernet Internet Services
   International, Inc., Warrants (A)* ..     1,000     $    7,500

Chemicals and Allied Products - 0.95%
 Smith International, Inc.*  ...........    35,000      2,854,687

Communication - 2.50%
 Allegiance Telecom, Inc., Warrants (A)*     2,500        137,500
 Crown Castle International Corp.*  ....    30,000        930,937
 GT Group Telecom, Inc., Warrants (A)*       2,250        151,875
 IntelCom Group Inc., Warrants (A)*  ...     7,425            743
 Intermedia Communications Inc.,
   13.5% Preferred .....................     4,009      3,828,792
 MetroNet Communications Corp.,
   Warrants (A)* .......................     1,000         90,000
 Microcell Telecommunications Inc.,
   Warrants (A)* .......................    20,000      1,247,940
 ONO Finance Plc, Rights (A)*  .........     2,500        212,500
 OnePoint Communications Corp.,
   Warrants (A)* .......................     2,000        170,000
 Powertel, Inc., Warrants*  ............     5,600        302,400
 Primus Telecommunications Group,
   Incorporated, Warrants* .............     2,000         11,000
 VersaTel Telecom International N.V.,
   Warrants (A)* .......................     1,500        465,000
   Total ...............................                7,548,687

Electric, Gas and Sanitary Services - 0.01%
 Consolidated Hydro, Inc.,
   Class B Warrants* ...................     7,578         26,523
 Consolidated Hydro, Inc.,
   Class C Warrants* ...................     4,919             49
   Total ...............................                   26,572

Electronic and Other Electric Equipment - 0.10%
 Metricom, Inc., Warrants*  ............     1,250         18,750
 PF.Net Communications, Warrants (A)*  .     1,250        268,750
   Total ...............................                  287,500

Nondepository Institutions - 0.28%
 California Federal Preferred Capital
   Corporation, 9.125% Preferred .......    37,500        848,437


              See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
SEPTEMBER 30, 2000

                                            Shares          Value

COMMON AND PREFERRED STOCKS AND
 WARRANTS (Continued)
Petroleum and Coal Products - 0.69%
 Royal Dutch Petroleum Company,
   NY Shares ...........................    35,000   $  2,097,813

TOTAL COMMON AND PREFERRED STOCKS
 AND WARRANTS - 4.53%                                 $13,671,196
 (Cost: $10,251,444)

                                         Principal
                                         Amount in
                                         Thousands

CORPORATE DEBT SECURITIES
Agricultural Production - Crops - 0.43%
 Hines Horticulture, Inc.,
   11.75%, 10-15-05 ....................   $ 1,301      1,307,505

Amusement and Recreation Services -0.47%
 Premier Parks Inc.,
   9.75%, 6-15-07 ......................     1,500      1,410,000

Auto Repair, Services and Parking - 0.72%
 Avis Rent A Car, Inc.,
   11.0%, 5-1-09 .......................     2,000      2,175,000

Automotive Dealers and Service Stations - 0.25%
 TravelCenters of America, Inc.,
   10.25%, 4-1-07 ......................       750        759,375

Business Services - 1.10%
 Adams Outdoor Advertising Limited Partnership,
   10.75%, 3-15-06 .....................     1,750      1,813,437
 National Equipment Services, Inc.,
   10.0%, 11-30-04 .....................     1,950      1,501,500
   Total ...............................                3,314,937

Cable and Other Pay Television Services - 4.05%
 CSC Holdings, Inc.,
   8.125%, 8-15-09 .....................     2,000      1,972,980
 Diamond Holdings plc,
   9.125%, 2-1-08 ......................     1,500      1,365,000
 United International Holdings, Inc.,
   0.0%, 2-15-08 (B) ...................     3,500      2,380,000
 Comcast UK Cable Partners Limited,
   0.0%, 11-15-07 (B) ..................     4,000      3,780,000
 Telewest Communications plc,
   0.0%, 10-1-07 (B) ...................     2,850      2,721,750
   Total ...............................               12,219,730

                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Chemicals and Allied Products - 0.66%
 Hanson Overseas Finance B.V.,
   7.375%, 1-15-03 .....................   $ 2,000   $  1,998,900

Communication - 13.80%
 Alestra, S. de R.L. de C.V.,
   12.625%, 5-15-09 ....................     2,250      2,154,375
 Concentric Network Corporation,
   12.75%, 12-15-07 ....................     1,000      1,005,000
 Dominion Resources, Inc.,
   7.4%, 9-16-02 .......................     2,000      2,000,080
 ESAT Telecom Group PLC,
   11.875%, 11-1-09 (C) ................  EUR2,000      2,173,656
 GST Telecommunications,
   0.0%, 11-15-07 (B)(D) ...............    $2,500         18,750
 GT Group Telecom, Inc.,
   0.0%, 2-1-10 (A)(B) .................     2,250        978,750
 Grupo Televisa, S.A.,
   8.625%, 8-8-05 ......................     2,000      1,965,000
 Hyperion Telecommunications, Inc.:
   0.0%, 4-15-03 (B) ...................     5,000      4,062,500
   12.0%, 11-1-07 ......................       375        243,750
 ITC /\ DeltaCom, Inc.,
   11.0%, 6-1-07 .......................       500        475,000
 Intercel, Inc.,
   0.0%, 2-1-06 (B) ....................     1,750      1,758,750
 Intermedia Communications of Florida, Inc.,
   0.0%, 5-15-06 (B) ...................     1,250      1,187,500
 MetroNet Communications Corp.,
   0.0%, 6-15-08 (B) ...................     2,500      2,087,150
 Nextel International, Inc.,
   12.75%, 8-1-10 (A) ..................     1,500      1,473,750
 ONO Finance Plc,
   13.0%, 5-1-09 .......................     2,500      2,225,000
 OnePoint Communications Corp.,
   14.5%, 6-1-08 .......................     2,000      2,010,000
 Primus Telecommunications Group, Incorporated:
   11.75%, 8-1-04 ......................     2,000      1,130,000
   12.75%, 10-15-09 ....................     1,000        560,000
 Rogers Communications Inc.,
   9.125%, 1-15-06 .....................     3,000      3,030,000
 Sprint Spectrum L.P.,
   0.0%, 8-15-06 (B) ...................     5,100      5,019,216
 TV Azteca, S.A. de C.V.,
   10.125%, 2-15-04 ....................     2,000      1,932,500
 Time Warner Telecom LLC and Time Warner
   Telecom Inc.,
   9.75%, 7-15-08 ......................     1,750      1,623,125
                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 Triton PCS, Inc.,
   0.0%, 5-1-08 (B) ....................    $1,250   $    950,000
 VoiceStream Wireless Corporation,
   10.375%, 11-15-09 ...................     1,475      1,585,625
   Total ...............................               41,649,477

Eating and Drinking Places - 0.25%
 NE Restaurant Company, Inc.,
   10.75%, 7-15-08 .....................     1,000        765,000

Electric, Gas and Sanitary Services - 3.65%
 Camuzzi Gas Pampeana and
   Camuzzi Gas del Sur,
   9.25%, 12-15-01 .....................     2,000      1,999,000
 El Paso Electric Company:
   8.9%, 2-1-06 ........................     2,000      2,091,880
   9.4%, 5-1-11 ........................     2,000      2,144,380
 El Paso Natural Gas Company,
   7.75%, 1-15-02 ......................     2,000      2,013,740
 Transportadora de Gas del Sur S.A.,
   10.375%, 4-15-03 (A) ................     1,750      1,780,625
 WMX Technologies, Inc.,
   6.7%, 5-1-01 ........................     1,000        989,670
   Total ...............................               11,019,295

Electronic and Other Electric Equipment - 1.06%
 Elgar Holdings, Inc.,
   9.875%, 2-1-08 ......................     1,250        718,750
 PF.Net Communications,
   13.75%, 5-15-10 (A) .................     1,250        956,250
 TeleCorp PCS, Inc.,
   10.625%, 7-15-10 (A) ................     1,500      1,515,000
   Total ...............................                3,190,000

Fabricated Metal Products - 0.76%
 Crown Cork & Seal Company, Inc.,
   7.125%, 9-1-02 ......................     2,000      1,901,740
 Neenah Corporation,
   11.125%, 5-1-07 .....................       500        390,000
   Total ...............................                2,291,740


                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Food and Kindred Products - 1.14%
 B & G Foods, Inc.,
   9.625%, 8-1-07 ......................    $2,000   $  1,450,000
 Diageo Capital plc,
   6.0%, 3-27-03 .......................     1,000        981,470
 Coca-Cola FEMSA, S.A. de C.V.,
   8.95%, 11-1-06 ......................     1,000      1,005,000
   Total ...............................                3,436,470

Food Stores - 0.34%
 Big V Supermarkets, Inc.,
   11.0%, 2-15-04 ......................     1,500      1,027,500

Furniture and Home Furnishings Stores - 0.45%
 Grupo Elektra, S.A. de C.V.,
   12.75%, 5-15-01 .....................     1,000      1,035,000
 MTS, INCORPORATED,
   9.375%, 5-1-05 ......................       750        323,438
   Total ...............................                1,358,438

Hotels and Other Lodging Places - 0.32%
 Lodgian Financing Corp.,
   12.25%, 7-15-09 .....................     1,150        977,500

Industrial Machinery and Equipment - 0.57%
 Tyco International Group S.A.,
   6.25%, 6-15-03 ......................     1,750      1,704,675

Insurance Carriers - 0.35%
 LifePoint Hospitals Holdings, Inc.,
   10.75%, 5-15-09 .....................     1,000      1,057,500

Nondepository Institutions - 0.55%
 Banco Nacional de Comercio Exterior, S.N.C.,
   Trust Division, Trustee of
   Fideicomiso Huites,
   8.0%, 8-5-03 (A) ....................       630        628,425
 Nacional Financiera, S.N.C.,
   9.375%, 7-15-02 (A) .................     1,000      1,030,000
   Total ...............................                1,658,425

Oil and Gas Extraction - 0.68%
 Pemex Finance Ltd.,
   9.14%, 8-15-04 ......................     2,000      2,058,520


                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Paper and Allied Products - 2.17%
 Container Corporation of America:
   10.75%, 5-1-02 ......................    $2,000   $  2,027,500
   11.25%, 5-1-04 ......................     1,000      1,011,250
 Federal Paper Board Company, Inc.,
   8.125%, 7-1-02 ......................     2,000      2,022,980
 Mail-Well I Corporation,
   8.75%, 12-15-08 .....................     1,750      1,496,250
   Total ...............................                6,557,980

Petroleum and Coal Products - 0.29%
 Building Materials Corporation of America,
   8.0%, 12-1-08 .......................     1,400        861,000

Primary Metal Industries - 1.91%
 CSN Islands Corp.,
   9.625%, 8-2-02 (A) ..................     2,000      2,005,000
 Commonwealth Aluminum Corporation,
   10.75%, 10-1-06 .....................     2,000      1,860,000
 ISG Resources, Inc.,
   10.0%, 4-15-08 ......................     1,750      1,461,250
 Wheeling-Pittsburgh Corporation,
   9.25%, 11-15-07 .....................     1,250        437,500
   Total ...............................                5,763,750

Printing and Publishing - 0.31%
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-27 ........................     1,000        931,100

Rubber and Miscellaneous Plastics Products - 0.93%
 Graham Packaging Company and
   GPC Capital Corp. I,
   8.75%, 1-15-08 ......................     1,500      1,275,000
 Home Products International, Inc.,
   9.625%, 5-15-08 .....................     2,500      1,525,000
   Total ...............................                2,800,000

Stone, Clay and Glass Products - 0.67%
 Cemex, S.A. de C.V.,
   8.625%, 7-18-03 (A) .................     2,000      2,025,000

Textile Mill Products - 0.93%
 Anvil Knitwear, Inc.,
   10.875%, 3-15-07 ....................     1,500      1,346,250
 Consoltex Group Inc.,
   11.0%, 10-1-03 ......................     2,000      1,465,000
   Total ...............................                2,811,250

              See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Transportation Equipment - 1.02%
 Martin Marietta Corporation,
   9.0%, 3-1-03 ........................    $2,000   $  2,073,920
 TRW Inc.,
   6.5%, 6-1-02 ........................     1,000        986,160
   Total ...............................                3,060,080

Wholesale Trade - Durable Goods - 0.31%
 Heafner (J.H.) Company, Inc. (The),
   10.0%, 5-15-08 ......................     2,500        937,500

TOTAL CORPORATE DEBT SECURITIES - 40.14%             $121,127,647
 (Cost: $135,283,959)

OTHER GOVERNMENT SECURITIES
Argentina - 0.66%
 Republic of Argentina (The),
   9.25%, 2-23-01 ......................     2,000      1,997,000

Brazil - 0.66%
 FEDERATIVE REPUBLIC OF BRAZIL,
   8.875%, 11-5-01 .....................     2,000      2,010,000

Mexico - 1.32%
 United Mexican States,
   9.75%, 4-6-05 .......................     3,750      3,975,000

TOTAL OTHER GOVERNMENT SECURITIES - 2.64%            $  7,982,000
 (Cost: $7,770,167)

SHORT-TERM SECURITIES
Cable and Other Pay Television Services - 4.28%
 Viacom Inc.:
   6.7%, 10-11-00 ......................     5,000      4,990,694
   6.7%, 10-17-00 ......................     7,940      7,916,356
   Total ...............................               12,907,050

Communication - 4.96%
 Bell Atlantic Financial Services, Inc.,
   6.5%, 10-11-00 ......................    15,000     14,972,917

Eating and Drinking Places - 2.89%
 Marriott International, Inc.,
   6.72%, 10-16-00 .....................     8,735      8,710,542


                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

SHORT-TERM SECURITIES (Continued)
Electric, Gas and Sanitary Services - 4.08%
 Detroit Edison Co.,
   6.85%, 10-3-00 ......................   $ 4,169   $  4,167,414
 Questar Corp.,
   6.53%, 10-17-00 .....................     8,175      8,151,274
   Total ...............................               12,318,688

Food and Kindred Products - 5.07%
 General Mills, Inc.,
   6.67%, Master Note ..................       339        339,000
 Nabisco, Inc.,
   6.67%, 10-13-00 .....................    15,000     14,966,650
   Total ...............................               15,305,650

Food Stores - 4.97%
 Kroger Co. (The),
   7.05%, 10-2-00 ......................    15,000     14,997,062

Insurance Carriers - 0.99%
 Aon Corporation,
   6.55%, 10-23-00 .....................     3,012      2,999,944

Motion Pictures - 3.27%
 Time Warner Entertainment Company, L.P.,
   7.0%, 10-2-00 .......................     9,866      9,864,082

Nondepository Institutions - 4.48%
 PACCAR Financial Corp.,
   6.49%, Master Note ..................       325        325,000
 Penney (J.C.) Funding Corp.,
   6.85%, 10-25-00 .....................    13,250     13,189,492
   Total ...............................               13,514,492

Paper and Allied Products - 2.80%
 Westvaco Corp.,
   6.7%, 11-9-00 .......................     8,500      8,438,304

Railroad Transportation - 4.97%
 Union Pacific Corporation:
   7.05%, 10-3-00 ......................    13,500     13,494,713
   6.95%, 10-6-00 ......................     1,500      1,498,552
   Total ...............................               14,993,265

Transportation Equipment - 4.96%
 Dana Corp.,
   6.65%, 10-18-00 .....................    15,000     14,952,896


                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

SHORT-TERM SECURITIES (Continued)
Wholesale Trade - Nondurable Goods - 4.96%
 Safeway Inc.,
   6.66%, 10-11-00 .....................   $15,000   $ 14,972,250

TOTAL SHORT-TERM SECURITIES - 52.68%                 $158,947,142
 (Cost: $158,947,142)

TOTAL INVESTMENT SECURITIES - 99.99%                 $301,727,985
 (Cost: $312,252,712)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.01%          18,835

NET ASSETS - 100.00%                                 $301,746,820


                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
SEPTEMBER 30, 2000


Notes to Schedule of Investments

*No income dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the value of these securities amounted to $15,144,608 or 5.02% of net assets.
(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(C) Principal amounts are denominated in the indicated foreign currency, where applicable (EUR -- Euro).
(D) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value (Notes 1 and 3)       $301,728
 Cash   ............................................           58
 Receivables:
   Investment securities sold ......................        3,514
   Interest and dividends ..........................        2,881
   Fund shares sold ................................          257
 Prepaid insurance premium  ........................           16
                                                         --------
    Total assets  ..................................      308,454
                                                         --------
Liabilities
 Investment securities purchased ...................        5,099
 Payable to Fund shareholders ......................        1,158
 Dividends payable  ................................          179
 Accrued transfer agency and dividend
   disbursing (Note 2)..............................           61
 Accrued service fee (Note 2)  .....................           58
 Accrued management fee (Note 2)  ..................           10
 Accrued accounting services fee (Note 2)  .........            5
 Accrued distribution fee (Note 2)  ................            3
 Other  ............................................          134
                                                         --------
    Total liabilities  .............................        6,707
                                                         --------
      Total net assets .............................     $301,747
                                                         ========
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $ 84,816
   Additional paid-in capital ......................      288,424
 Accumulated undistributed loss:
   Accumulated undistributed net realized
    loss on investment transactions  ...............      (60,965)
   Net unrealized depreciation in value of
    investments  ...................................      (10,528)
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $301,747
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $3.56
 Class B  ..........................................        $3.56
 Class C  ..........................................        $3.56
 Class Y  ..........................................        $3.56
Capital shares outstanding
 Class A  ..........................................       83,504
 Class B  ..........................................          540
 Class C  ..........................................           68
 Class Y  ..........................................          704
Capital shares authorized ..........................      400,000
                       See notes to financial statements.

WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 2000
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................      $32,407
   Dividends .......................................          949
                                                          -------
    Total income  ..................................       33,356
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        2,114
   Service fee:
    Class A ........................................          801
    Class B ........................................            3
    Class C ........................................          ---*
   Transfer agency and dividend disbursing:
    Class A ........................................          715
    Class B ........................................            4
    Class C ........................................            1
   Accounting services fee .........................           54
   Distribution fee:
    Class A ........................................           33
    Class B ........................................            8
    Class C ........................................            1
   Audit fees ......................................           20
   Custodian fees ..................................           16
   Legal fees ......................................            6
   Shareholder servicing - Class Y..................            4
   Other ...........................................          153
                                                          -------
    Total expenses  ................................        3,933
                                                          -------
      Net investment income ........................       29,423
                                                          -------

Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net loss on securities  ..................      (31,372)
 Realized net gain on foreign currency transactions            13
 .Realized gain on forward currency contracts                  235
                                                          -------
   Realized net loss on investments ................      (31,124)
                                                          -------

   Unrealized appreciation in value of investments
    during the period  .............................        3,268
                                                          -------
    Net loss on investments  .......................      (27,856)
                                                          -------
      Net increase in net assets resulting
       from operations  ............................       $1,567
                                                          =======
*Not shown due to rounding.

                       See notes to financial statements.

WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                        For the fiscal year ended
                                             September 30,
                                        -------------------------
                                             2000        1999
Decrease in Net Assets                  ------------ ------------
 Operations:
   Net investment income ...............     $29,423      $34,440
   Realized net loss on
    investments   ......................     (31,124)     (21,144)
   Unrealized appreciation
    (depreciation)  ....................       3,268       (2,844)
                                            --------     --------
    Net increase in net assets
      resulting from operations ........       1,567       10,452
                                            --------     --------
 Dividends to shareholders from
   net investment income (Note 1D):*
   Class A .............................     (29,341)     (34,192)
   Class B .............................         (85)         ---
   Class C .............................         (12)         ---
   Class Y .............................        (233)        (248)
                                            --------     --------
                                             (29,671)     (34,440)
                                            --------     --------
 Capital share transactions
   (Note 5) ............................     (43,848)     (20,658)
                                            --------     --------
       Total decrease  .................     (71,952)     (44,646)
Net Assets
 Beginning of period  ..................     373,699      418,345
                                            --------     --------
 End of period  ........................     301,747     $373,699
                                            ========     ========
   Undistributed net investment
    income  ............................        $---         $---
                                                ====         ====

                 *See "Financial Highlights" on pages 22 - 25.


                    See notes to financial statements.

WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period ............          $3.88  $4.12   $4.42  $4.14   $4.03
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.33   0.35    0.37   0.36    0.35
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.32) (0.24)  (0.30)  0.28    0.11
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.01   0.11    0.07   0.64    0.46
                              -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income ............          (0.33) (0.35)  (0.37) (0.36)  (0.35)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $3.56  $3.88   $4.12  $4.42   $4.14
                              =====  =====   =====  =====   =====
Total return* ......           0.21%  2.66%   1.22% 16.20%  11.90%
Net assets, end of
 period (in
 millions)  ........           $297   $371    $416   $407    $368
Ratio of expenses to
 average net assets            1.16%  1.06%   0.96%  0.93%   0.95%
Ratio of net investment
 income to average
 net assets  .......           8.79%  8.60%   8.26%  8.54%   8.60%
Portfolio turnover
 rate  .............          53.79% 46.17%  58.85% 64.38%  55.64%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.


                       See notes to financial statements.

WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10-6-99*
                            through
                            9-30-00
                            -------
Net asset value,
 beginning of period          $3.88
                              ----
Income (loss) from investment
 operations:
 Net investment income         0.29
 Net realized and
   unrealized loss
   on investments ..          (0.32)
                              ----
Total from investment
 operations  .......          (0.03)
                              ----
Less dividends declared
 from net investment
 income                      (0.29)
                              ----
Net asset value,
 end of period  ....          $3.56
                              ====
Total return .......          -0.87%
Net assets, end of
 period (in
 millions)  ........             $2
Ratio of expenses to
 average net assets            2.06%**
Ratio of net investment
 income to average
 net assets  .......           7.87%**
Portfolio turnover
 rate  .............          53.79%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.


                       See notes to financial statements.

WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10-6-99*
                            through
                            9-30-00
                            -------
Net asset value,
 beginning of period          $3.88
                              ----
Income (loss) from investment
 operations:
 Net investment income         0.29
 Net realized and
   unrealized loss
   on investments ..          (0.32)
                              ----
Total from investment
 operations  .......          (0.03)
                              ----
Less dividends declared
 from net investment
 income  ...........          (0.29)
                              ----
Net asset value,
 end of period  ....          $3.56
                              ====
Total return .......          -0.95%
Net assets, end of
 period (000
 omitted)  .........           $242
Ratio of expenses to
 average net assets            2.14%**
Ratio of net investment
 income to average
 net assets  .......           7.78%**
Portfolio turnover
 rate  .............          53.79%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.

                      See notes to financial statements.

WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                          For the
                                  For the fiscal year      period
                                  ended September 30,   from 2-27-96*
                             ---------------------------- through
                               2000   1999    1998   1997 9-30-96
                             ------ ------  ------ ------ -------
Net asset value,
 beginning of period          $3.88  $4.12   $4.42  $4.14   $4.15
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.34   0.36    0.37   0.37    0.21
 Net realized and
   unrealized gain (loss)
   on investments...          (0.32) (0.24)  (0.30)  0.28   (0.01)
                              -----  -----   -----  -----   -----
Total from investment
 operations ........           0.02   0.12    0.07   0.65    0.20
                              -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income ............          (0.34) (0.36)  (0.37) (0.37)  (0.21)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period .....          $3.56  $3.88   $4.12  $4.42   $4.14
                              =====  =====   =====  =====   =====
Total return .......           0.53%  2.95%   1.38% 16.38%   5.00%
Net assets, end of
 period (in
 millions)  ........             $3     $3      $2     $2      $2
Ratio of expenses
 to average net
 assets ............           0.84%  0.77%   0.79%  0.77%   0.77%**
Ratio of net
 investment income
 to average net
 assets ............           9.12%  8.89%   8.43%  8.69%   8.83%**
Portfolio
 turnover rate .....          53.79% 46.17%  58.85% 64.38%  55.64%**

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund"), formerly United High Income Fund II, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2000, $8,229,670 was reclassified between accumulated undistributed net realized gain on investment transactions and additional paid-in-capital and $247,916 between accumulated undistributed net investment income and accumulated undistributed net realized gain. Net investment income, net realized gains and net assets were not affected by this change.
E. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.
                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $521,845. During the period ended September 30, 2000, W&R received $2,602 and $687 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $347,011 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $11,168, which are included in other expenses.
     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $154,747,374 while proceeds from maturities and sales aggregated $344,870,966. Purchases of short-term securities aggregated $3,770,394,476 while proceeds from maturities and sales aggregated $3,628,125,861. No U.S. Government Securities were bought or sold during the period ended September 30, 2000.

     For Federal income tax purposes, cost of investments owned at September 30, 2000 was $312,252,712, resulting in net unrealized depreciation of $10,524,727, of which $5,968,727 related to appreciated securities and $16,493,454 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital losses of $21,577,429 during its fiscal year ended September 30, 2000, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). Capital loss carryovers aggregated $30,950,175 at September 30, 2000, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $390,079 at September 30, 2003; $7,783,310 at September 30, 2004; $1,199,357 at September 30, 2007; and
$21,577,429 at September 30, 2008.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (``post-October losses''). From November 1, 1999 through September 30, 2000, the Fund incurred net capital losses of $29,739,846, which have been deferred to the fiscal year ending September 30, 2001. In addition, during the year ended September 30, 2000, the Fund recognized post-October losses of $19,944,947 that had been deferred from the year ended September 30, 1999.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below.  Amounts are in thousands.
                              For the fiscal
                         year ended September 30,
                         ------------------------
                             2000          1999
                         ----------    ----------
Shares issued from sale
 of shares:
 Class A  ............        7,471        10,626
 Class B .............          608           ---
 Class C .............           89           ---
 Class Y  ............           34           655
Shares issued from
 reinvestment of dividends:
 Class A  ............        7,139         7,683
 Class B .............           23           ---
 Class C .............            3           ---
 Class Y  ............           62            60
Shares redeemed:
 Class A  ............      (26,784)      (23,492)
 Class B .............          (91)          ---
 Class C .............          (24)          ---
 Class Y  ............          (82)         (648)
                             ------        ------
Decrease in
 outstanding capital
 shares ..............      (11,552)       (5,116)
                             ======        ======
Value issued from sale
 of shares:
 Class A  ............     $ 27,962      $ 43,551
 Class B .............        2,287           ---
 Class C .............          335           ---
 Class Y  ............          124         2,741
Value issued from
 reinvestment of dividends:
 Class A  ............       26,724        31,283
 Class B .............           84           ---
 Class C .............           11           ---
 Class Y  ............          232           246
Value redeemed:
 Class A  ............     (100,873)      (95,780)
 Class B .............         (335)          ---
 Class C .............          (88)          ---
 Class Y  ............         (311)       (2,699)
                           --------      --------
Decrease in outstanding
 capital  ............     $(43,848)     $(20,658)
                           ========      ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Global Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Global Bond Fund, Inc. (formerly United High Income Fund II, Inc.) (the "Fund") as of September 30, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Global Bond Fund, Inc. as of September 30, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
November 3, 2000

INCOME TAX INFORMATION

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly.

The table below shows the taxability of dividends paid during the fiscal year ended September 30, 2000:

                         PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:
          --------------------------------------------------------
                   For Individuals        For Corporations
                  -------------------------------------------------------
                 Ordinary  Long-Term               Non- Long-Term
Record Date        IncomeCapital GainQualifyingQualifyingCapital Gain
                 --------   ---------------------------------------

                                      Class A, B, C and Y
October through
  December 1999  100.0000%      ---%  2.3990%  97.6010%      ---%
January through
  September 2000 100.0000%      ---%  3.3206%  96.6794%      ---%

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Daniel J. Vrabac, Vice President





To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.













FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

NUR1015A(9-00)